SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 16, 1996


                      HEMACARE CORPORATION
     (Exact name of registrant as specified in its charter)



                           California
                            0-15223
                           95-3280412


                (State or other jurisdiction of
                 incorporation or organization)
                    (Commission File Number)
                         (IRS Employer
                     Identification Number)



                    4954 Van Nuys Boulevard
                Sherman Oaks, California  91403
     (Address of principal executive offices and Zip Code)


                         (818) 986-3883
      (Registrant's telephone number, including area code)


                        (Not Applicable)
 (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On August 19, 1996, HemaCare Corporation (the "Company") completed a private placement of its common stock. Gross proceeds of the placement were $1,200,000, and estimated expenses of the offering are $75,000. The primary purpose of the offering was to increase the Company's capital to comply with NASDAQ SmallCap Market listing requirements. The Company believes that it has satisfied all current NASDAQ requirements to maintain the listing of its common stock in the SmallCap Market. See "Management's Discussion and Analysis of Financial Condition and Results of Operation - Liquidity and Capital Resources" in the Company's Report on Form 10-Q for the quarterly period ended June 30, 1996.

The 1,200,000 shares of stock issued in connection with the placement have not been registered under the Securities Act of 1933 or any state security act. The Company is obligated to file a registration statement registering these shares and make its best efforts to assure that such filing is declared effective within six months of August 19, 1996 and that it remains effective to August 19, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITTS.


     (a)  Financial statements.
          ---------------------

          None.

     (b)  Pro forma financial information.
          --------------------------------

                      HEMACARE CORPORATION
       CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEET (a)


                                                       June 30, 1996
                                    ---------------------------------------------
                                       Actual
                                    (Unaudited)      Adjustments       Pro Forma
                                    ------------      ------------      ------------
ASSETS

Cash and cash equivalents           $    996,000      $1,200,000 b      $  2,196,000
Other current assets                   2,035,000                           2,035,000
                                    -------------                       -------------
                                       3,031,000                           4,231,000
Plant and equipment                      962,000                             962,000
Other long-term assets                   183,000                             183,000
                                    -------------                       -------------
                                    $  4,176,000                        $  5,376,000
                                    =============                       =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                 $  2,283,000          75,000 c      $  2,358,000
Long-term liabilities                  1,412,000        (600,000)d           812,000
                                    -------------                       -------------
                                       3,695,000                           3,170,000

Shareholders' Equity
  Common Stock                        12,313,000       1,125,000 b, c     13,438,000
  Accumulated Deficit                (11,832,000)        600,000 d       (11,232,000)
                                    -------------                       -------------
                                         481,000                           2,206,000
                                    -------------                       -------------
                                    $  4,176,000                        $  5,376,000
                                    =============                       =============

___________________________

a. This Consolidated Condensed Pro Forma Balance Sheet has been prepared and is being included in this Report in satisfaction of requirements imposed by NASDAQ as a condition to the continued listing of the Company's common stock in the NASDAQ SmallCap Market.
b.   Gross proceeds of private placement which closed on August 19, 1996.
c.   Estimated expenses of the placement.
d. Reversal of the non-current portion of the reserve for discontinued operations which was provided for the resolution of a dispute with a license holder. This portion of the reserve became unnecessary when the dispute was settled in July 1996 without any payment by the Company.

(c)  Exhibits.
     ---------

     4.9 Registration Rights of Shareholders - Exhibit A of the Subscription Agreement for Pirvate Placement closed on August 19, 1996.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 19, 1996
      --------------------

                                            HEMACARE CORPORATION
                                                (Registrant)


                                    By:       /s/ Hal I. Lieberman
                                        -------------------------------
                                        Hal I. Lieberman, President
                                        and Chief Executive Officer



                                2